UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2019

LANDEC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-27446	94-3025618
(Commission file number)	(IRS Employer Identification No.)

5201 Great America Parkway, Suite 232, Santa Clara, California	95054
(Address of principal executive offices)	(Zip Code)

(650) 306-1650
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	LNDC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On July 25, 2019, Robert Tobin advised Landec Corporation (the “Registrant”) that he would not be standing for re-election to the Board of Directors at the Registrant’s 2019 annual meeting of stockholders.
(e)    On July 25, 2019, the Board of Directors of Registrant approved the performance criteria and structure for cash bonuses that may be awarded to employees of the Registrant and its subsidiaries, Curation Foods, Inc. (“Curation Foods”) and Lifecore Biomedical, Inc. (“Lifecore”), for the 2020 fiscal year. Employees of the Registrant, Curation Foods and Lifecore are eligible to receive cash bonuses in target amounts that range from 50% to 100% of base salary for executive officers and from 8% to 40% of base salary for other employees. For employees of Lifecore and Curation Foods, such employee’s bonus target is based on Lifecore or Curation Foods, respectively, achieving 100% of its target revenue and operating income for the 2020 fiscal year. For employees of the Registrant, such employee’s bonus target is based on Curation Foods and Lifecore achieving 100% of their target revenue and operating income for the 2020 fiscal year and the Registrant achieving its corporate expense budget. The bonus payments are calculated on a sliding scale based on actual revenue and operating income for the fiscal year in proportion to the performance targets, provided that no bonus is payable if revenue or operating income is less than 80% of the target amount. To receive any bonus, a participant must be employed by the Registrant, Curation Foods or Lifecore at the end of the 2020 fiscal year. Bonus payments, if any, will be made in single lump sum cash payments as soon as practicable after the end of the 2020 fiscal year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2019

LANDEC CORPORATION

By:	/s/ Gregory S. Skinner
Gregory S. Skinner
Executive Vice President of Finance and Administration and Chief Financial Officer

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